Exhibit 10.5

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:
Pillsbury Winthrop Shaw Pittman LLP
909 Fannin Street, Suite 2000
Houston, Texas 77010-1018
Attention: Carol Martin Burke

AMENDMENT AND MODIFICATION OF
DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT, FIXTURE FILING, AND FINANCING STATEMENT

STATE OF CALIFORNIA	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF KERN	§

This AMENDMENT AND MODIFICATION OF DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FIXTURE FILING, AND FINANCING STATEMENT (this “Amendment”) is made and entered into as of May 4, 2012 (the “Effective Date”), by and between TRI-VALLEY OIL & GAS CO., a California corporation (the “Trustor”) and GEORGE T. GAMBLE 1991 TRUST (“Beneficiary”).

RECITALS:

A.           On March 30, 2012, Beneficiary and Trustor’s parent company, Tri-Valley Corporation, a Delaware corporation (“Parent”), entered into that certain Senior Secured Note and Warrant Purchase Agreement (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, the “First Agreement”), and on May 4, 2012, Beneficiary and Parent, entered into that certain Senior Secured Note and Warrant Purchase Agreement (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, the “Second Agreement”, and together with the First Agreement, the “Agreements”).

B.            The obligations and indebtedness under the First Agreement, are secured in part by that certain Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement dated as of March 30, 2012, executed by Trustor in favor of First American Title Company, as Trustee, for the benefit of Beneficiary, and recorded on March 30, 2012, in the Kern County Official Records of Kern County, California under Doc. No. 0212042466 (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, the “Deed of Trust”).

C.           All capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Deed of Trust unless otherwise stated.

Amendment and Modification of Deed of Trust - Page 1

D.           Beneficiary and Trustor desire to amend and modify the Deed of Trust to add the indebtedness and obligations evidenced by the Additional Note and the Second Agreement to the Indebtedness and Obligations Secured.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the undersigned parties agree as follows:

1.           The Deed of Trust.  The Deed of Trust is hereby amended as follows:

(a)           Recitals A, B and C of the Deed of Trust are hereby deleted in their entirety and the following shall be substituted in place thereof:

“A.          All capitalized terms not otherwise defined in this Deed of Trust shall have the meanings set forth in Exhibit E attached hereto, and if not defined therein, the meanings set forth in the First Agreement (as defined hereinafter) unless otherwise stated.

B.             Trustor has agreed to enter into this Deed of Trust.  In addition, it is a condition to the obligations of Beneficiary to make loans to the Parent that this Deed of Trust be executed and delivered to Beneficiary.”

(b)           Section 1.03 of the Deed of Trust is hereby deleted in its entirety and the following shall be inserted in substitution thereof:

               “Section 1.03        Indebtedness and Obligations Secured.  This Deed of Trust is executed and delivered by Trustor to secure and enforce the following (collectively, the “Indebtedness and Obligations Secured”), subject, however, to the limitation set forth in Section 1.06 below:

(a)        Full payment and performance of the Guarantor Obligations under (and as defined in) the Guaranty Agreements;

(b)        Full payment and performance of all amounts due and obligations under this Deed of Trust; and

(c)        Full payment and performance of the loans in the aggregate maximum principal amount of Four Million Seven Hundred Ninety-Eight Thousand Three Hundred Nine and 84/100 Dollars ($4,798,309.84), the Obligations and all advances, borrowings, indebtedness and other obligations now or hereafter incurred by Parent or arising pursuant to the provisions of the Agreements or any of the other Transaction Documents, plus any amounts advanced to protect the security of this Deed of Trust.”

(c)           The first two sentences of Section 1.05 of the Deed of Trust are hereby deleted in their entirety and the following shall be substituted in place thereof:

“Unless otherwise defined herein or otherwise expressly stated, terms used in this Deed of Trust have the meanings provided in the First Agreement.  All other rules of interpretation set forth in Section 1.03 of the First Agreement shall apply to this Deed of Trust and are hereby incorporated herein by reference.”

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(d)           Section 1.06 of the Deed of Trust is hereby deleted in its entirety and the following shall be inserted in substitution thereof:

“Section 1.06        Amount Secured by Mortgage. The maximum principal indebtedness secured by this Deed of Trust at any one time shall be Four Million Seven Hundred Ninety-Eight Thousand Three Hundred Nine and 84/100 Dollars ($4,798,309.84).”

(e)           Section 4.01 of the Deed of Trust is hereby deleted in its entirety and the following shall be inserted in substitution thereof:

“Section 4.01        Event of Default.  An “Event of Default” under the First Agreement or the Second Agreement shall be an Event of Default under this Deed of Trust.”

(f)           The Deed of Trust is hereby amended by inserting the Exhibit E attached hereto as a new Exhibit E thereto immediately following Exhibit D thereto.

(g)           After giving effect to each of the modifications set forth above, every occurrence in the Deed of Trust of the term “the Agreement” shall be deleted in its entirety and replaced with the term “the Agreements”.

2.           Effect.  Except as otherwise expressly modified hereby, all terms and provisions of the Deed of Trust and the other Transaction Documents are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

3.           Transaction Document. This Amendment shall be one of the Transaction Documents described in the Agreements.

4.           Defenses.  Trustor, by its execution hereof, hereby declares that it knows of no set-offs, counterclaims, defenses or other causes of action against Beneficiary arising out of the Transaction Documents or otherwise.

5.           Further Assurances.  The parties hereto shall execute such other documents, to be filed of record or otherwise, and Trustor shall take such actions, as may be necessary or as may be reasonably required in the opinion of Beneficiary, to effect the transactions contemplated hereby.

6.           Successors and Assigns.  This Amendment shall be binding upon, and shall inure to the benefit of, the parties and each of their respective representatives, successors and assigns.

7.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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SIGNATURE PAGES FOLLOW]

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EXECUTED on the dates shown on the respective acknowledgments below but to be effective for all purposes as of the Effective Date.

TRUSTOR:

TRI-VALLEY OIL & GAS CO.,
a California corporation

By:	/s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief
Executive Officer

Amendment and Modification of Deed of Trust– Signature Page

ACKNOWLEDGEMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF KERN	)
On ____________, 2012, before me, ___________,

personally appeared Maston N. Cunningham, President and Chief Executive Officer of Tri-Valley Oil & Gas Co., a California corporation,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Place Notary Seal Above	Signature of Notary Public

Amendment and Modification of Deed of Trust– Signature Page

BENEFICIARY:

GEORGE T. GAMBLE 1991 TRUST

By:	/s/ G. Thomas Gamble, Trustee
G. Thomas Gamble, Trustee

ACKNOWLEDGEMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF ______________	)
On ____________, 2012, before me, ___________,

personally appeared G. Thomas Gamble, Trustee of the GEORGE T. GAMBLE 1991 TRUST,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Place Notary Seal Above	Signature of Notary Public

Amendment and Modification of Deed of Trust– Signature Page

Exhibit E

CERTAIN DEFINED TERMS

All capitalized terms not otherwise defined in this Deed of Trust shall have the meanings set forth in this Exhibit E, and if not defined in this Exhibit E or otherwise in this Deed of Trust, the meanings set forth in the First Agreement (as defined below) unless otherwise stated.  For purposes of this Deed of Trust, the following terms have the meanings set forth below:

“Additional Note”:  that certain promissory note issued by Parent in favor of the Beneficiary as of April 3, 2012 in the original principal amount of One Million Five Hundred Dollars and No/100 ($1,500,000.00) (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

“Agreements”:  collectively, the First Agreement and the Second Agreement.

“First Agreement”:  that certain Senior Secured Note and Warrant Purchase Agreement dated as of March 30, 2012 by and between Beneficiary and Parent (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

“Guaranty Agreements”:  those certain Guaranty Agreements dated as of March 30, 2012 and May 4, 2012, respectively, executed by Trustor in favor of Beneficiary (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

“Note”:  collectively, the Additional Note, the Note (as defined in the First Agreement), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part.

“Obligations”:  collectively, the Obligations (as defined in the First Agreement) and the Obligations (as defined in the Second Agreement).

“Parent”:  Trustor’s parent company, Tri-Valley Corporation, a Delaware corporation.

“Second Agreement”:  that certain Senior Secured Note and Warrant Purchase Agreement dated as of May 4, 2012, by and between Beneficiary and Parent (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

“Transaction Documents”: collectively, the Transaction Documents (as defined in the First Agreement), the Transaction Documents (as defined in the Second Agreement), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part.

Amendment and Modification of Deed of Trust– Exhibit E